Exhibit 99.3

Slide 1

Third Quarter 2004 Earnings Call

October 26, 2004

9:00 AM EDT

Slide 2

“Forward Looking Statements”

Statements made during this presentation are based on management’s beliefs as well as assumptions made by, and information currently available to management, pursuant to “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. While these statements reflect our best judgment, they are subject to risks and uncertainties that could cause a change in focus and direction. Information concerning some of the factors that could cause actual results to differ materially from those in, or implied by, the forward looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the period ended December 27, 2003.

Non-GAAP Financial Measure

This presentation contains disclosure of EBITDA, which is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. A reconciliation of EBITDA to net income available to common stockholder before income taxes, the most directly comparable GAAP financial measure, as well as additional information concerning EBITDA, is included in the exhibits to Global Power Equipment Group’s second quarter earnings release of October 25, 2004. This press release is available at http://www.globalpower.com by accessing Press Releases through the Investor Relations tab.

Slide 3

Global Power’s Operating Environment

1. Market Environment

2. Operations

3. 2005 Fiscal Guidance

Slide 4

World Carbon Steel Price

Hot Rolled Plate

$ per Metric Ton

2002

2003

2004

2005

3Q

4Q

1Q

2Q

3Q

4Q

1Q

2Q

3Q

4QE

1QE

2QE

3QE

0

100

200

300

400

500

600

700

800

Average 3Q04 prices were 90% greater than a year ago

MEPS Forecast

Source: MEPS (International) Ltd.

Slide 5

Financial Results – 3Q04 vs. 3Q03

In $000s, except per share and % chg

3Q04 3Q03 % Chg

Revenues $59,720 $57,301 +4.2%

Direct Costs $50,621 $43,454 +16.5%

Gross Margin $9,099 $13,847 -34.3%

Gross Margin Percent 15.2% 24.2% -9.0pts

Operating Expenses

G&A $6,084 $5,088 +19.6%

Other $2,685 $3,490 -23.1%

Total Operating Expenses $8,769 $8,578 +2.2%

Operating Profit $330 $5,269 -93.7%

Net Interest Expense $185 $326 -43.3%

Net Income Before Income Taxes $145 $4,943 -97.1%

Income Tax Provision $55 $1,928 -97.1%

Net Income $90 $3,015 -97.0%

Diluted Shares Outstanding 46,921 45,996 +2.0%

EPS $0.00 $0.07 NM

EBITDA $1,440 $6,143 -76.6%

Slide 6

Financial Results – YTD04 vs. YTD03

In $000s, except per share and % chg

YTD04 YTD03 % Chg

Revenues $171,867 $198,329 -13.3%

Direct Costs $141,826 $146,314 -3.1%

Gross Margin $30,041 $52,015 -42.2%

Gross Margin Percent 17.5% 26.2% -8.7pts

Operating Expenses

G&A $19,507 $17,098 +14.1%

Other $8,064 $9,599 -16.0%

Total Operating Expenses $27,571 $26,697 +3.3%

Operating Profit $2,470 $25,318 -90.2%

Net Interest Expense $496 $1,218 -59.3%

Net Income Before Income Taxes $1,974 $24,100 -91.8%

Income Tax Provision $750 $9,399 -92.0%

Net Income $1,224 $14,701 -91.7%

Diluted Shares Outstanding 46,869 45,788 +2.4%

EPS $0.03 $0.32 -90.6%

EBITDA $5,243 $27,998 -81.3%

Slide 7

Financial Results

Segment and Geographic Details

3Q04 vs. 3Q03 and YTD04 vs. YTD03

In $000s, except % chg

Revenues 3Q04 3Q03 Change % Chg

Heat Recovery Equipment $31,973 $29,428 $2,545 8.6%

Auxiliary Power Equipment 27,747 27,873 (126) (0.5)%

Total $59,720 $57,301 $2,419 4.2%

United States $14,945 $41,450 $(26,505) (63.9)%

Asia 28,778 409 28,369 6,936.2%

Europe 3,990 11,370 (7,380) (64.9)%

Middle East 10,005 - 10,005 NA

Other 2,002 4,072 (2,070) (50.8)%

Revenues YTD04 YTD03 Change %Chg

Heat Recovery Equipment $86,571 $96,605 $(10,034) (10.4)%

Auxiliary Power Equipment 85,296 101,724 (16,428) (16.1)%

Total $171,867 $198,329 $(26,462) (13.3)%

United States $62,778 $140,585 $(77,807) (55.3)%

Asia 50,176 8,487 41,689 491.2%

Europe 15,445 25,769 (10,324) (40.1)%

Middle East 37,541 12,601 24,940 197.9%

Other 5,927 10,887 (4,960) (45.6)%

Slide 8

Gross Margins

By Quarter

1999

2000

2001

2002

2003

2004

Average

20.3%

Average for year

17.9%

17.0%

18.2%

22.4%

27.1%

17.5%

15.2%

10%

15%

20%

25%

30%

1Q

2Q

3Q

4Q

1Q

2Q

3Q

4Q

1Q

2Q

3Q

4Q

1Q

2Q

3Q

4Q

1Q

2Q

3Q

4Q

1Q

2Q

3Q

Slide 9

Historical Backlog

At End of Quarter

1999

2000

2001

2002

2003

2004

$ MMs

0

250

500

750

1Q

2Q

3Q

4Q

1Q

2Q

3Q

4Q

1Q

2Q

3Q

4Q

1Q

2Q

3Q

4Q

1Q

2Q

3Q

4Q

1Q

2Q

3Q

Slide 10

Financial Results – Through Q3004

Cash & Cash Usage

In $000s

FY2001 FY2002 FY2003 YTD2004

Beginning of period cash $26,308 $2,435 $59,042 $51,315

EBITDA 94,361 92,936 36,977 5,243

Other operating, investing, financing activities 6,790 12,123 (9,183) (10,560)

Change in debt (113,465) (45,556) (35,110) (3,952)

Capital expenditures (11,559) (2,896) (411) (976)

Purchase of a business, net of cash acquired - - - (8,516)

Change in cash (23,873) 56,607 (7,727) (18,761)

Cash at end of period $2,435 $59,042 $51,315 $32,554

Total Debt / Net Debt as of:

12/30/00 Total Debt $219,094

Net Debt 192,786

12/29/01 Total Debt $105,629

Net Debt 103,194

12/28/02 Total Debt $60,073

Net Debt 1,031

12/27/03 Total Debt $24,963

Net Debt (26,352)

9/25/04 Total Debt $21,011

Net Debt (11,543)

Note: Net Debt is Total Debt less Cash & Cash Equivalents.

Slide 11

Key Financial Statistics

As of 9/25/04

Net working capital (average LTM) - $000s $(9,983)

EBITDA - $000s $5,243

Total debt - $000s $21,011

Cash & Cash Equivalents - $000s $32,554

Net debt - $000s $(11,543)

Stockholders’ equity - $000s $160,279

Total capital invested (Stockholders’ equity + LT-Debt) - $000s $160,279

Total debt to total capitalization 13.1%

Pre-tax Return on Average Invested Capital (LTM) 9.9%

Pre-tax Return on Average Equity (LTM) 6.2%

*Pre-tax returns are based on reported pre-tax earnings over the past four quarters for average invested capital and average equity

Note: Net Debt is Total Debt less Cash & Cash Equivalents.

Slide 12

Thank You

For Additional Information Please Contact:

Bob Zwerneman

Director, Investor Relations

Global Power Equipment Group Inc.

(918) 274-2398

bobz@globalpower.com